© 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
FHLBNY: Strong Performance for
Customers and Shareholders
Stockholders Meeting
October 26, 2015
Exhibit 99.1

FHLBNY
»
“Advances Bank” strategy
»
Strong performance record for customers and
shareholders
»
Conservatively positioned balance sheet
»
FHLBank
System’s financial results have improved since
the financial crisis
Key Messages

FHLBNY
FHLBNY is the 2
nd
Largest Home Loan Bank as Measured
by Advances and by Asset Balances
Total Advances
($ Billions)
Change in Advances: 2Q07 vs
2Q15
Note: As of June 30, 2015
3
-100%
-50%
0%
50%
100%
150%
200%
DAL
TOP
IND
BOS
CHI
SFR
DSM
CIN
PIT
NYK
ATL
$0
$20
$40
$60
$80
$100
DAL
TOP
IND
BOS
CHI
SFR
DSM
CIN
PIT
NYK
ATL

FHLBNY
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
NYK
PIT
ATL
CIN
BOS
SFR
DSM
IND
TOP
DAL
CHI
Advances
MPF/MPP
MBS
Other Investments
Cash and Other
We Have Consistently Maintained a High Percentage of
Advances Relative to Assets
HLBanks
Balance Sheet Mix
4
Note: As of June 30, 2015

FHLBNY 5 FHLBNY’s Member Base is Diverse Total Advances (Par) = $89.1 B Top Borrowers Member Type Note: As of September 30, 2015

FHLBNY
6
The Bank’s Financial Performance Has Been Strong
FHLBNY -
Financial Results Highlights
September
30,
2015
December
31,
2014
December 31,
2013
December 31,
2012
Period End Balances
Advances
$90,745
$98,797
$90,765
$75,888
MBS Investments
13,850
13,552
13,373
12,620
Mortgage Loans
2,462
2,129
1,928
1,843
Total Assets
122,947
132,825
128,333
102,989
Consolidated Obligations
114,899
123,580
119,146
94,564
Retained Earnings
1,156
1,083
999
894
Capital Stock
5,286
5,580
5,571
4,797
Results
Net Interest Income
$335
$444
$421
$467
Operating Expenses
68
86
83
83
Net Income
246
315
305
361
Notes:  All $ millions.

FHLBNY
FHLBNY’s Expense Management Has Been Prudent

0.00%
0.02%
0.04%
0.06%
0.08%
0.10%
0.12%
0.14%
0.16%
0.18%
0.20%
CIN
PIT
NYK
ATL
TOP
BOS
DSM
IND
SFR
DAL
CHI
FHLBanks: Operating Expenses as a % of Average Total Assets
1
st
Half 2015

FHLBNY 8 Our Dividends Have Been Reliable and Exceeded Market Reference Rates FHLBNY Dividend History

FHLBNY 9 FHLBNY Dividend Returns Have Exceeded Those of Other FHLBanks 0% 1% 2% 3% 4% 5% SEA CHI DAL BOS PIT ATL SFR DSM TOP IND CIN NYK Average HLB Dividend Rates 2009-2014 9

FHLBNY FHLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs 10

FHLBNY
System Advances Increased During the First Half of 2015
After Strong Growth in 2013 and 2014
11
HLB System  Change in Advance Balances
3.4%
36.6%
6.1%
-32.0%
-24.2%
-12.6%
1.8%
17.1%
14.5%
3.8%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
2006
2007
2008
2009
2010
2011
2012
2013
2014
1H2015

FHLBNY
System Financial Performance Has Improved Considerably
Since the Financial Crisis
FHLBank System Net Income: 2001-1
st
Half 2015
($Millions)
12
FHLBank System ROE: 2001-1
st
Half
2015
12
Note:
The
calculation
of
ROE
and
Net
Income
in
the
charts
excluded
$623
mm
the
gains
PLMBS
on
litigation
settlements
in
the
1
st
half
2015
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1H2015
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1H2015

FHLBNY
Retained Earnings Grew Four-fold Since the End of 2008
While System Assets Declined 32%
HLBank
System: Retained Earnings Growth
13
Notes:  URE = Unrestricted Retained Earnings.  RRE = Restricted Retained Earnings.
Retained earnings and capital stock are defined on a regulatory basis.
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
$-
$2
$4
$6
$8
$10
$12
$14
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q 15
2Q 15
$Billion
URE (LHS)
RRE (LHS)
%RE/Capital Stock (RHS)

FHLBNY
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
SFR
BOS
CHI
NYK
CIN
DAL
ATL
IND
PIT
TOP
DSM
GAAP
Regulatory
All FHLBanks
Exceed Minimum Regulatory Capital Requirements
FHLBanks
Capital-to-Assets Ratio
Note: As of June 30, 2015
14

101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM
Advancing Housing and Community Growth
The
information
provided
by
the
Federal
Home
Loan
Bank
of
New
York
(FHLBNY)
in
this
communications
is
set
forth
for
informational
purposes
only.
The
information
should
not
be
construed
as
an
opinion,
recommendation
or
solicitation
regarding
the
use
of
any
financial
strategy
and/or
the
purchase
or
sale
of
any
financial
instrument.
All
customers
are
advised
to
conduct
their
own
independent
due
diligence
before
making
any
financial
decisions.
Please
note
that
the
past
performance
of
any
FHLBNY
service
or
product
should
not
be
viewed
as
a
guarantee
of
future
results.
Also,
the
information
presented
here
and/or
the
services
or
products
provided
by
the
FHLBNY
may
change
at
any
time
without
notice.
Questions?

© 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM Stockholders’ Meeting October 26, 2015 FHLBNY Business Update (Membership, Advances and Debt Issuance)

FHLBNY
FHLBanks Number of Members
2
1997
2Q2015
FHLBank System Membership
3,217
4,453
5,306
5,775
6,146
6,504
6,884
7,383
7,777
7,877
8,011
8,101
8,121
8,149
8,125
8,079
8,176
8,066
7,849
7,768
7,699
7,504
7,359
7,299
3,000
4,000
5,000
6,000
7,000
8,000
9,000
1989
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2Q15
Commercial
Banks, 4,072
Thrifts, 1,844
Credit
Unions, 172
Insurance
Companies,
58
Commercial
Banks, 4,769
Thrifts, 868
Credit Unions,
1,296
Insurance
Companies,
330
CDFI, 37
The number of Members in the System accelerated post FIRREA, plateaued
and
has
begun
to
decline.

FHLBNY
M&A Snapshot
1.
Increased regulatory pressure
2.
Rising operating expenses
(technology, regulatory, human
resources, etc) and shrinking net
interest margins
3.
Limited access to capital
4.
Lack of growth opportunities
due to intense competition
5.
Lack of diversified income
streams
6.
Strategic Alliances: expansion
into new businesses & new
markets
7.
Favorable trading multiples
8.
Heavy insider ownership and
private equity interest
9.
Fear of accounting change
10.Board dynamics (fatigue,
liability, retiring CEO)
LOW # of Transactions
HIGH  # of Transactions
M&A Deals 2009 -2014
M&A Deals Forecasted
Drivers for financial institutions to sell
3
The number of banks selling in the country has been steadily increasing and is expected to continue.
INDIANAPOLIS
NEW YORK
63
PITTSBURGH
55
BOSTON
77
SEATTLE
78
CINCINNATI
79
SAN FRANCISCO
141
CHICAGO
152
TOPEKA
DES MOINES
180
DALLAS
ATLANTA
170
181
349
Number of Institutions Selling History
by FHLBank
Territory (2009-2014)
48

FHLBNY
(350)
(300)
(250)
(200)
(150)
(100)
(50)
-
50
ATL
DSM
SFR
TOP
DAL
CHI
CIN
IND
BOS
PIT
NYK
System Membership Changes
4
Net Membership Change by District
from 4Q2008 to 2Q2015
Source: FHFA Membership Tables

FHLBNY
160
159
154
151
147
145
143
112
110
106
101
96
94
91
54
62
74
79
81
84
85
5
5
6
7
7
7
9
1
2
2
2
0
40
80
120
160
200
240
280
320
360
2009
2010
2011
2012
2013
2014
9/30/15
CDFI
Insurance Companies
Credit Union
Savings Bank/Thrifts
Commercial Banks
Membership and Demographic Trends
Membership by Type (Excludes HFAs)
New
Member
by
Institution
Type
(2004
–
2015)
Membership concentration has been with Commercial Banks in New York State.
5
0
5
10
15
20
25
30
35
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
9/30/15
HFA
CDFI
Savings Bank/Thrifts
Insurance Companies
Credit Union
Commercial Banks

FHLBNY
Federal Home Loan Bank of New York (FHLBNY) Mission
6
To advance housing opportunity and local community development by maximizing the capacity of community-based member-lenders to serve their markets.
FHLBNY Lines of Business
Advance Characteristics:
TENOR:
»
Overnight to 30 years
TERM:
»
Fixed Rate, Floating Rate, Callable, Putable, Forward
Starting, or Amortizing
PURPOSE:
»
Liquidity management
»
Asset/liability management
Transactional micro hedges
Balance sheet macro hedges
»
Minimizing liability costs
»
Wholesale leveraging
»
Funding retail loan growth
»
Prefunding branches
The four business lines help meet Members’
needs & achieve the FHLBNY Mission.

FHLBNY
Funding Gap Analysis: 2001-
2Q2015
Top 35 Borrowers & All Other Borrowers
7
Funding Gap: All Members
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
$750
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Assets
Retail Deposits + Capital
Market Share
All members except Citibank, HSBC Bank USA, Goldman Sachs Bank, Morgan Stanley Private Bank N.A, Insurance Companies,  CDFIs,10-Bs/HFAs,  and
non-members

FHLBNY
Advance Rates, Trends and Offerings

The growth in member balance sheets and the increased focus on interest rate risk are the main drivers behind member funding preferences.
Member Advances Outstanding
ALL MEMBERS:
Thrifts
32%,68
Insurance
Company
19%, 6
Credit Unions
3%, 29
Commercial
Banks
46%, 99
102Bs
0.01%,
ADVANCES OUTSTANDING BY ADVANCE TYPE
AS OF 3Q2015
FHLBNY
Advances
Issued
&
Still
Outstanding
$50
$60
$70
$80
$90
$100
$110
$18
$2
$1
$1
$2
$2
$31
$4
$3
$1
$2
$1
$29
$6
$8
$2
$2
$0.6
$13
$4
$8
$0.60
$1.6
$1.1
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
$22
$24
$26
$28
$30
$32
$34
Due in 1
Year or Less
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5 Years &
Over
2012
2013
2014
Thru 9/30/15
62%
4%
4%
3%
2%
6%
70%
6%
2.1%
8%
6%
17%
76%
9%
6%
1%
12%
6%
4%
4%
45%
15%
28%
4%
Callable
0.01%
FIXCAP
0.20%
Floating Rate
27%
LT Fixed
10%
MT Fixed
14%
Overnight
4%
Putable
17%
Repo
19%
ST Fixed
9%

FHLBNY
Community Development Programs

The popularity of the CI program has been growing, particularly in the New York region as of late, as Members have placed an emphasis on investing in their communities.
Project specific uses of CIP, UDA & RDA Funds
»
Equipment Purchase for
Small Business Expansion
»
Debt Refinancing for Small
Businesses
»
Debt Consolidation for
Small Businesses
»
Handicapped-Accessible
Vans
»
Fire Stations and Trucks
»
Grocery Stores
»
Retail Stores
»
Educational Facilities
»
Healthcare Facilities
»
Office Buildings
»
Daycare Centers
»
Origination of single-family
mortgages
Commercial/Economic
Development
Housing
»
Refinancing of single-family
mortgages
»
Financing of housing
projects:
–
Property acquisition
–
Construction
–
Permanent financing
–
Re-financing
–
Renovation/Rehabilitation
–
Home Improvement
TOTAL CI ADVANCES (DAILY AVERAGE)
COMMUNITY LENDING PROGRAMS
11/8/12
–FHLBNY initiates Disaster
Relief Funding program (DRF),
designed for Members to assist in
rebuilding communities affected
by SuperstormSandy. FHLBNY
allocates $1B in low-cost funding.
Program closed 12/31/13.

FHLBNY
Advances Outstanding by Institution Type

The types of borrowing Members is becoming more diverse.
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Sep-15
Savings Bank/Thrifts
Commercial Banks
Insurance Companies
Credit Unions
10bs
Total Advances Outstanding
Customer Name
Advances
3Q2015
Citibank, N.A.
$14.250
Metropolitan Life Insurance Co.
$12.570
New York Community Bank
$9.456
Hudson City Savings Bank, FSB
$6.025
HSBC Bank USA
$5.600
First Niagara Bank
$4.694
Investors Bank
$3.220
Astoria Bank
$2.127
Prudential Insurance
$1.975
Valley National Bank
$1.899
Total
of Top 10 Borrowers
$61.817
Total Advances Outstanding
$89.144
Top 10 as
a % of
Total Advances
70%
2004-YTD15
Top 10 Borrowers ($Billions)

FHLBNY
Strong Presence in Capital Markets

GSE Debt Outstanding
$855
$415
$429
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
FHLBanks
Freddie Mac
Fannie Mae*
YE03
YE04
YE05
YE06
YE07
YE08
YE09
YE10
YE11
YE12
YE13
YE14
09/15
Treasury Debt
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
YE03
YE04
YE05
YE06
YE07
YE08
YE09
YE10
YE11
YE12
YE13
YE14
9/30/15

FHLBNY
479
418
426
499
571
592*
0
100
200
300
400
500
600
700
800
900
1,000
2010
2011
2012
2013
2014
2015
Globals
Bullets/TAPs
Floating Rate Notes
Callable/Structured
Discount Notes
857
692
688
767
847
797
Total Debt Outstanding
12
YTD
Net Change:
($ in billions)
Debt Outstanding
---------------------------
Advances
Outstanding
-135
------------
-152
-105
------------
-61
-4
------------
8
79
------------
73
80
------------
72
8
------------
21
Total debt outstanding reflects advance demand from Members.
Source:
FHLBanks
Office
of
Finance
–
by
settlement
date
–
as
of
9/30/15.
*As
of
June
30,
2015

FHLBNY

Global Bond Investor Distribution
By Investor Type
Asia
US
Europe
Other/
Unknown
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Central Banks
Fund
Managers
Banks
Pension/Ins
State/Local
Other/
Unknown
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
By Geographic Region
FHLBank
Bond
Issuance
Investor appetite for FHLBank
Bonds remain strong both domestically and abroad.

FHLBNY

History of Consolidated Obligations against LIBOR
5Y FHLB Cost of Debt vs. 5Y Treasury
-100
-60
-20
20
60
100
1 Month
3 Month
1 Year
2 Year
3 Year
5 Year
7 Year
10 Year
6/29/07 COF Curve
3/31/09 COF Curve
3/30/12 COF Curve
9/30/2015 COF Curve
140
0.00
0.50
1.00
1.50
2.00
2.50
0.00
1.00
2.00
3.00
4.00
5.00
9/30/06
9/30/07
9/30/08
9/30/09
9/30/10
9/30/11
9/30/12
9/30/13
9/30/14
9/30/15
5Y Spread (Right-Axis)
5Y Treasury
5Y FHLB Debt
Linear (5Y FHLB Debt)
6.00
FHLBank
Debt
spreads
to
LIBOR
continue
to
improve
and
spreads
to
treasury
are
historically
tight.
FHLBank
Bond
Issuance

FHLBNY
Advance Rates, Trends and Offerings

Advance rates are at historic lows and the shape of the Advance Curve is surfacing opportunities.
New YTD Lows
1Y Adv:
0.58
3Y Adv:
1.19
5Y Adv:
1.69
FHLBNY Advance Curve
Fixed-Rate Advances are at Historic Lows
The Cost to Extend has Decreased
FHLBNY

FHLBNY
Continuous Educational Outreach Initiatives

We provide relevant education, emerging topics, and trends to our Members.
FHLBNY
Resource
Center
—
Created
to
Help
You
Maximize
Your
Membership
Gain access to educational information and various
tools to help address your institution’s unique set of
challenges, such as:
»
Managing interest rate risk
»
Increasing profitability
»
Increasing Net Interest Margin
»
Locking in spreads to preserve margins
Through
the
FHLBNY
Resource
Center
you
can
also
request
a
Member-Director
Education
Session
This program is specifically created for our Members’ Board of Directors and managers, and is customized to address their specific needs and concerns, as well as a wide range of issues commonly faced by most community lenders.
Examples of the materials you can find:
»
Strategy articles
»
Presentations, Tutorials and Webinars
»
Workshops and Tools
»
Fact Sheets and Other Information
Take advantage of this readily available center by
visiting:
www.fhlbny.com/members/resource-center
»
Mitigating Net Interest Income at Risk and Economic Value of Equity at Risk
»
Achieving asset/liability management goals without increasing the size of the balance sheet

Adam Goldstein
SVP, Head of Sales & Marketing
212-441-6703
goldstein@fhlbny.com
The
information
provided
by
the
Federal
Home
Loan
Bank
of
New
York
(FHLBNY)
in
this
communications
is
set
forth
for
informational
purposes
only.
The
information
should
not
be
construed
as
an
opinion,
recommendation
or
solicitation
regarding
the
use
of
any
financial
strategy
and/or
the
purchase
or
sale
of
any
financial
instrument.
All
customers
are
advised
to
conduct
their
own
independent
due
diligence
before
making
any
financial
decisions.
Please
note
that
the
past
performance
of
any
FHLBNY
service
or
product
should
not
be
viewed
as
a
guarantee
of
future
results.
Also,
the
information
presented
here
and/or
the
services
or
products
provided
by
the
FHLBNY
may
change
at
any
time
without
notice.
Advancing Housing and Community Growth
101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM